                                                                     Exhibit d.4

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES A

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200M 20 7
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of                     (______)
                                                    -------------------
fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series A, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO California Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing PIMCO California Municipal Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

By:


--------------------------   ---------------------------   ---------------------
   Authorized Signature               Treasurer                  President

********************************************************************************

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

********************************************************************************

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                                      Abbreviation             Equivalent
------------   ----------                                      ------------             ----------
JT TEN         As joint tenants, with rights of survivorship   TEN IN COM               As tenants in common
               and not as tenants in common                    TEN BY ENT               As tenants by the entireties
                                                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation   Equivalent               Abbreviation   Equivalent
------------   ----------               ------------   ----------
ADM            Administrator(s)         FDN            Foundation
               Administratrix           PL             Public Law
AGMT           Agreement                TR             (As) trustee(s) for, of
CUST           Custodian for            UA             Under Agreement
EST            Estate, Of estate of     UW             Under will of, Of will of,
EX             Executor(s), Executrix                  Under last will & testament
FBO            For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received,                  hereby sell, assign and transfer unto:
                         ----------------
                              (I/We)
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ---------------   ---------------------------------------------------------
                       Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                          shares represented by this Certificate, and do hereby
     --------------------
irrevocably constitute and appoint                        Attorney, to transfer
                                   ----------------------
such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated                  ,
      -----------------  -------

                                 Signature(s)
                                             -----------------------------------
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than one owner,
                                             all must sign).


-----------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

********************************************************************************

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series A, contained in the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II.

********************************************************************************

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES B

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200M 30 6
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of                     (______)
                                                    -------------------
fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series B, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO California Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing PIMCO California Municipal Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

By:


--------------------------   ---------------------------   ---------------------
   Authorized Signature               Treasurer                  President

********************************************************************************

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

********************************************************************************

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                                      Abbreviation             Equivalent
------------   ----------                                      ------------             ----------
JT TEN         As joint tenants, with rights of survivorship   TEN IN COM               As tenants in common
               and not as tenants in common                    TEN BY ENT               As tenants by the entireties
                                                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation   Equivalent               Abbreviation   Equivalent
------------   ----------               ------------   ----------
ADM            Administrator(s)         FDN            Foundation
               Administratrix           PL             Public Law
AGMT           Agreement                TR             (As) trustee(s) for, of
CUST           Custodian for            UA             Under Agreement
EST            Estate, Of estate of     UW             Under will of, Of will of,
EX             Executor(s), Executrix                  Under last will & testament
FBO            For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received,                  hereby sell, assign and transfer unto:
                         ----------------
                              (I/We)
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ---------------   ---------------------------------------------------------
                       Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                      shares represented by this Certificate,
     --------------------------------
and do hereby irrevocably constitute and appoint
                                                 ------------------------------
Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated                  ,
      -----------------  --------


                                 Signature(s)
                                             -----------------------------------
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than one owner,
                                             all must sign).


-----------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

********************************************************************************

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series B, contained in the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II.

********************************************************************************

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES C

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200M 40 5
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of                     (______)
                                                    -------------------
fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series C, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO California Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing PIMCO California Municipal Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

By:


--------------------------   ------------------------   ------------------------
   Authorized Signature              Treasurer                  President

********************************************************************************

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

********************************************************************************

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                                      Abbreviation             Equivalent
------------   ----------                                      ------------             ----------
JT TEN         As joint tenants, with rights of survivorship   TEN IN COM               As tenants in common
               and not as tenants in common                    TEN BY ENT               As tenants by the entireties
                                                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation   Equivalent               Abbreviation   Equivalent
------------   ----------               ------------   ----------
ADM            Administrator(s)         FDN            Foundation
               Administratrix           PL             Public Law
AGMT           Agreement                TR             (As) trustee(s) for, of
CUST           Custodian for            UA             Under Agreement
EST            Estate, Of estate of     UW             Under will of, Of will of,
EX             Executor(s), Executrix                  Under last will & testament
FBO            For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received,                hereby sell, assign and transfer unto:
                         --------------
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ---------------   ---------------------------------------------------------
                       Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                      shares represented by this Certificate,
     --------------------------------
and do hereby irrevocably constitute and appoint
                                                 ------------------------------
Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated                  ,
      -----------------  -------


                                 Signature(s)
                                             -----------------------------------
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than one owner,
                                             all must sign).


-----------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

********************************************************************************

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series C, contained in the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II.

********************************************************************************

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES D

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200M 50 4
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of                     (______)
                                                    -------------------
fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series D, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO California Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing PIMCO California Municipal Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

By:


--------------------------   ------------------------   ------------------------
   Authorized Signature             President                  Treasurer

********************************************************************************

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

********************************************************************************

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                                      Abbreviation             Equivalent
------------   ----------                                      ------------             ----------
JT TEN         As joint tenants, with rights of survivorship   TEN IN COM               As tenants in common
               and not as tenants in common                    TEN BY ENT               As tenants by the entireties
                                                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation   Equivalent               Abbreviation   Equivalent
------------   ----------               ------------   ----------
ADM            Administrator(s)         FDN            Foundation
               Administratrix           PL             Public Law
AGMT           Agreement                TR             (As) trustee(s) for, of
CUST           Custodian for            UA             Under Agreement
EST            Estate, Of estate of     UW             Under will of, Of will of,
EX             Executor(s), Executrix                  Under last will & testament
FBO            For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received,                  hereby sell, assign and transfer unto:
                         ----------------
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ------------   ------------------------------------------------------------
                    Please Print or Typewrite Name and Address (including postal
                    Zip Code of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        shares represented by this Certificate,
--------------------------------------
 and do hereby irrevocably constitute and appoint
                                                 -------------------------------
Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated                  ,
      -----------------  -------


                                 Signature(s)
                                             -----------------------------------
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than one owner,
                                             all must sign).


-----------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

********************************************************************************

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series D, contained in the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II.

********************************************************************************

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES E

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200M 60 3
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of                     (______)
                                                    -------------------
fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series E, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO California Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing PIMCO California Municipal Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

By:


--------------------------   ---------------------------   ---------------------
   Authorized Signature              Treasurer                   President

********************************************************************************

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

********************************************************************************

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation   Equivalent                                      Abbreviation              Equivalent
------------   ----------                                      ------------              ----------
JT TEN         As joint tenants, with rights of survivorship   TEN IN COM               As tenants in common
               and not as tenants in common                    TEN BY ENT               As tenants by the entireties
                                                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act


Abbreviation   Equivalent               Abbreviation   Equivalent
------------   ----------               ------------   ----------
ADM            Administrator(s)         FDN            Foundation
               Administratrix           PL             Public Law
AGMT           Agreement                TR             (As) trustee(s) for, of
CUST           Custodian for            UA             Under Agreement
EST            Estate, Of estate of     UW             Under will of, Of will of,
EX             Executor(s), Executrix                  Under last will & testament
FBO            For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received,                  hereby sell, assign and transfer unto:
                         ----------------
                              (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ---------------   ---------------------------------------------------------
                       Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                                      shares represented by this Certificate,
     --------------------------------
and do hereby irrevocably constitute and appoint
                                                 -------------------------------
Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated                  ,
      -----------------  -------


                                 Signature(s)
                                             -----------------------------------
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than one owner,
                                             all must sign).


-----------------------------------
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

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         This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series E, contained in the Amended and Restated Bylaws of PIMCO California Municipal Income Fund II.

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